National Healthcare Properties Reports Third Quarter 2025 Results
NEW YORK, November 5, 2025 (GLOBE NEWSWIRE) -- National Healthcare Properties, Inc. (Nasdaq: NHPAP /
NHPBP) (the “Company”), a self-managed diversified healthcare real estate investment trust focusing on seniors housing and outpatient medical facilities, today announced results for the three and nine months ended September
30, 2025.
Michael Anderson, Chief Executive Officer and President, commented, “We are very pleased with the continued
strong momentum of our business across-the-board in the third quarter. The exceptional growth of same store cash net operating income within the Senior Housing Operating Property segment and the continued durable performance of the Outpatient Medical Facility segment are laying a solid foundation for our public listing preparation.”
Financial Performance and Other Highlights
•Net loss of $(0.56) per basic and diluted share. Nareit defined Funds from Operations (“FFO”) of $0.23 per diluted share, and Adjusted Funds from Operations (“AFFO”) of $0.36 per diluted share.
•FFO per share increased 21.1% on a quarter-over-quarter basis.
•AFFO per share increased 12.5% on a quarter-over-quarter basis.
•Third quarter portfolio Same Store Cash Net Operating Income (“NOI”) growth was 12.2% year-over-year.
•Senior Housing Operating Property (“SHOP”) segment Same Store Cash NOI growth was 27.2%.
•Outpatient Medical Facility (“OMF”) segment Same Store Cash NOI growth was 4.7%.
•Third quarter disposition totaled $1.8 million, representing the sale of one non-core SHOP.
Operating Update
SHOP Portfolio
•Year-over-year Same Store Cash NOI growth of 27.2%.
•Quarter-over-quarter Same Store Cash NOI growth of 10.3%.
•Same Store average occupancy totaled 83.7%, an increase of 4.0% on a year-over-year basis.
•Same Store revenue increased 12.0% on a year-over-year basis.
•Same Store Cash NOI Margin totaled 21.5%, an expansion of 2.5% on a year-over-year basis.
OMF Portfolio
•Year-over-year Same Store Cash NOI growth of 4.7%.
•Quarter-over-quarter Same Store Cash NOI decreased by 1.6%.
•Same Store ending occupancy totaled 93.5%, a decrease of 0.4% on a year-over-year basis.
Investment Activity
The Company completed the disposition of one non-core SHOP with a contract sales price of $1.8 million during the quarter ended September 30, 2025.
Balance Sheet and Capital
As of September 30, 2025, total debt outstanding (net of unamortized debt issuance costs) was $1.0 billion with a weighted average interest rate of 5.1% (when giving effect to interest rate hedges) and an average remaining term of
3.5 years.
Year-to-date through September 2025, the Company has paid down $83.1 million of debt using proceeds from dispositions. In April 2025, the Company fully repaid the $21.7 million Capital One OMF Warehouse Facility.
Net Leverage (Net Debt to Annualized Adjusted EBITDA) totaled 8.9x as of September 30, 2025, an improvement of 0.4x relative to June 30, 2025.
Preferred Stock
On September 19, 2025, the Board of Directors declared dividends on the Company’s outstanding preferred stock as follows:
•A dividend of $0.4609375 per share on its 7.375% Series A Cumulative Redeemable Perpetual Preferred
Stock to holders of record at the close of business on October 3, 2025. The dividend was paid on
October 15, 2025.
•A dividend of $0.4453125 per share on its 7.125% Series B Cumulative Redeemable Perpetual Preferred
Stock to holders of record at the close of business on October 3, 2025. The dividend was paid on
October 15, 2025.
During the nine months ended September 30, 2025, the Company completed the repurchase of $4.5 million of previously outstanding shares of preferred stock at a weighted average yield of 11.9%, representing a $9.75 discount to face value and reducing leverage by $2.9 million.
Supplemental Information
Additional information regarding these results can be found in the Company’s supplemental financial package that will be available on the Investor Relations section of the Company’s website at nhpreit.com.
About National Healthcare Properties
National Healthcare Properties is a self-managed real estate investment trust focusing on seniors housing and outpatient medical facilities. The Company’s preferred stocks are traded on the Nasdaq Exchange under the tickers
“NHPAP” and “NHPBP”. Additional information about the Company can be found on its website at nhpreit.com.
Investor & Media Contact
Email: ir@nhpreit.com
Forward-Looking Statements
This press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform
Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the Company’s portfolio; the sale of properties; the performance of its operators/tenants and properties;
its ability to enter into agreements with new viable tenants for vacant space on favorable terms, or at all; its occupancy rates; its ability to acquire, develop and/or manage properties; its ability to make distributions to shareholders; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its critical accounting policies; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; and its ability to finance and complete, and the effect of, future acquisitions. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,”
“anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited, the risks and uncertainties described in the section titled Risk Factors of its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and all other filings with the
Securities and Exchange Commission. Finally, the Company assumes no obligation to update or revise any forward-
looking statements or to update the reasons why actual results could differ from those projected in any forward-
looking statements.
Financial Statements and Definitions
This press release includes certain non-GAAP financial measures, including FFO, AFFO, Net Debt, EBITDA,
Adjusted EBITDA, NOI, Cash NOI and Same Store Cash NOI. While the Company believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this press release should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. There are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-
GAAP financial measures may not be comparable to those reported by other REITs. Definitions of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures are provided below.
Nareit FFO and AFFO
The Company calculates FFO consistent with the standards established over time by Nareit. Nareit defines FFO as net income or loss (computed in accordance with GAAP), adjusted for (i) real estate-related depreciation and amortization, (ii) impairment charges on depreciable real property, (iii) gains or losses from sales of depreciable real property and (iv) similar adjustments for non-controlling interests and unconsolidated entities.
The Company calculates AFFO by further adjusting FFO to reflect the performance of its portfolio for items it believes are not directly attributable to its operations. The Company's adjustments to FFO to arrive at AFFO include removing the impacts of (i) acquisition and transaction related costs, (ii) amortization of market-lease intangible assets and liabilities, (iii) adjustments for straight-line rent, (iv) termination fees to related parties, (v) equity-based compensation expense, (vi) depreciation and amortization related to non-real estate related assets, (vii) mark-to-
market gains and losses from its non-designated derivatives, (viii) non-cash components of interest expense, (ix)
casualty-related charges, (x) gains or losses on extinguishment of debt and (xi) similar adjustments for non-
controlling interests and unconsolidated entities.
The Company considers FFO and AFFO to be useful supplemental measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed below, FFO and AFFO can help investors compare its operating performance between periods or as compared to other REITs.
Adjusted EBITDA
The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, excluding acquisition and transaction related costs, termination fees to related parties, interest and other income, amortization of market-lease intangible assets and liabilities and other non-cash items including equity-based compensation, impairment charges, casualty-related charges, gains and losses on sale of real estate investments, gains or losses on extinguishment of debt and gains and losses on derivative investments.
Cash NOI and NOI
The Company defines NOI as total revenues from tenants less property operating costs. The Company defines Cash
NOI as NOI excluding net amortization of above/below market lease and lease intangibles and straight-line rent adjustments that are included in GAAP revenue from tenants and property operating and maintenance.
Cash NOI Margin
For the SHOP segment, Cash NOI divided by revenue from tenants excluding net amortization of above/below market lease and lease intangibles.
Net Debt
Total gross debt less cash and cash equivalents.
Net Debt to Annualized Adjusted EBITDA or Net Leverage
Net Debt divided by Annualized Adjusted EBITDA (annualized based on Adjusted EBITDA for the quarter multiplied by four).
Non-Core Properties
Assets that have been deemed not essential to generating future economic benefit or value to the Company’s day-to-
day operations and/or are scheduled to be sold.
Occupancy or Leased %
Occupancy for the OMF segment is presented as of the end of the period shown; occupancy for the SHOP segment is presented for the duration of the period shown.
Same Store
The Company defines “same store” as operational properties owned for the full duration of the comparative periods and that are not otherwise excluded. Properties are excluded from same store if they are (i) Non-Core Properties (as defined above), (ii) sold, classified as held for sale, or classified as discontinued operations in accordance with
GAAP, (iii) impacted by materially disruptive events, or (iv) undergoing, or intended to undergo, significant redevelopment. Redeveloped properties in the OMF segment will be included in same store once substantial completion of work has occurred for the full period in the periods presented.
NATIONAL HEALTHCARE PROPERTIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
ASSETS
Real estate investments, at cost:
Land	$176,510	$177,999	$182,662	$190,082	$198,124
Buildings, fixtures and improvements	1,795,014	1,804,274	1,837,150	2,012,401	2,051,313
Acquired intangible assets	248,061	249,941	256,440	284,447	290,408
Construction in progress	$2,535	$4,126	$9,558	$7,867	$3,930
Total real estate investments, at cost	2,222,120	2,236,340	2,285,810	2,494,797	2,543,775
Less: accumulated depreciation and amortization	(681,847)	(671,070)	(670,907)	(725,831)	(724,985)
Total real estate investments, net	1,540,273	1,565,270	1,614,903	1,768,966	1,818,790
Assets held for sale	6,215	1,725	—	—	—
Cash and cash equivalents	47,059	47,123	71,383	21,652	32,858
Restricted cash	55,477	56,047	55,025	52,443	52,054
Derivative assets, at fair value	8,415	11,208	13,281	19,206	17,177
Straight-line rent receivable, net	21,069	20,315	19,967	22,841	23,056
Operating lease right-of-use assets	7,280	6,841	6,879	7,480	7,553
Prepaid expenses and other assets	24,972	22,591	23,721	26,316	23,706
Accounts receivable, net	10,242	9,311	8,096	5,850	5,238
Deferred costs, net	18,055	18,465	18,630	21,269	17,238
Total assets	1,739,057	1,758,896	1,831,885	1,946,023	1,997,670
LIABILITIES AND EQUITY
Mortgage notes payable, net	$696,806	$696,508	$711,065	$779,160	$816,988
Fannie Mae Secured Debt	336,181	337,624	360,774	362,216	363,659
Market lease intangible liabilities, net	5,114	5,380	5,691	6,125	6,910
Derivative liabilities, at fair value	—	—	—	—	—
Accounts payable and accrued expenses	46,440	46,322	54,649	89,575	84,472
Operating lease liabilities	8,266	7,801	7,815	8,109	8,122
Deferred rent	10,230	9,347	8,275	7,217	5,717
Distributions payable	3,372	3,432	3,496	3,496	3,496
Total liabilities	1,106,409	1,106,414	1,151,765	1,255,898	1,289,364
Stockholders’ Equity
7.375% Series A cumulative redeemable perpetual preferred stock, $0.01 par value, 4,740,000 authorized	38	40	40	40	40
7.125% Series B cumulative redeemable perpetual preferred stock, $0.01 par value, 3,680,000 authorized	35	35	36	36	36
Common stock, $0.01 par value, 300,000,000 shares authorized	1,132	1,132	1,132	1,132	1,132
Additional paid-in capital	2,530,535	2,532,585	2,533,737	2,533,706	2,533,697
Accumulated other comprehensive income	7,560	9,441	11,646	16,640	14,301
Distributions in excess of accumulated earnings	(1,912,081)	(1,896,200)	(1,872,012)	(1,866,994)	(1,846,558)
Total stockholders’ equity	627,219	647,033	674,579	684,560	702,648
Non-controlling interests	5,429	5,449	5,541	5,565	5,658
Total equity	632,648	652,482	680,120	690,125	708,306
Total liabilities and equity	$1,739,057	$1,758,896	$1,831,885	$1,946,023	$1,997,670
NATIONAL HEALTHCARE PROPERTIES, INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024

Revenue from tenants	$86,026	$85,332	$86,443	$87,738	$88,940

Operating expenses:
Property operating and maintenance	53,845	54,179	57,856	54,895	56,407
Impairment charges	6,641	15,212	11,899	13,383	8,829
Operating fees to related parties	—	—	—	22	6,391
Termination fees to related parties	—	—	—	—	8,409
Acquisition and transaction related	91	497	51	2,263	5,187
General and administrative	5,671	5,075	4,896	5,502	5,502
Depreciation and amortization	18,029	18,539	23,706	20,681	20,720
Total expenses	84,277	93,502	98,408	96,746	111,445
Operating loss before gain on sale of real estate investments	1,749	(8,170)	(11,965)	(9,008)	(22,505)
Gain on sale of real estate investments	626	2,652	24,989	7,953	1,579
Operating (loss) income	2,375	(5,518)	13,024	(1,055)	(20,926)
Other income (expense):
Interest expense	(15,060)	(15,836)	(14,529)	(17,305)	(18,007)
Interest and other income (expense)	294	231	(15)	(26)	548
Gain on extinguishment of debt	—	257	—	392	—
Gain (loss) on non-designated derivatives	(77)	32	(1)	1,095	(2,384)
Total other expenses, net	(14,843)	(15,316)	(14,545)	(15,844)	(19,843)
Loss before income taxes	(12,468)	(20,834)	(1,521)	(16,899)	(40,769)
Income tax expense (benefit)	(66)	—	6	(127)	—
Net loss	(12,534)	(20,834)	(1,515)	(17,026)	(40,769)
Net loss (income) attributable to non-controlling interests	(21)	31	(54)	38	77
Allocation for preferred stock	(3,326)	(3,386)	(3,450)	(3,449)	(3,450)
Net loss attributable to common stockholders	(15,881)	(24,189)	(5,019)	(20,437)	(44,142)

Other comprehensive loss:
Unrealized (loss) gain on designated derivatives	(1,881)	(2,205)	(4,994)	2,339	(10,167)
Comprehensive loss attributable to common stockholders	$(17,762)	$(26,394)	$(10,013)	$(18,098)	$(54,309)

Weighted-average shares outstanding — Basic and Diluted	28,296,919	28,296,439	28,296,439	28,296,439	28,291,594
Net loss per share attributable to common stockholders — Basic and Diluted	$(0.56)	$(0.85)	$(0.18)	$(0.72)	$(1.56)
(1) See the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2025, Part I - Note 2 "Summary of Significant Accounting
Policies" for additional details on reclassifications.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
OMFs:
Revenue from tenants	$29,022	$29,252	$30,635	$33,744	$34,303
Property operating and maintenance	(8,391)	(8,342)	(11,485)	(9,422)	(10,656)
OMF segment net operating income	$20,631	$20,910	$19,150	$24,322	$23,647
SHOPs:
Revenue from tenants	$57,004	$56,078	$55,808	$53,994	$54,637
Property operating and maintenance	(45,454)	(45,835)	(46,371)	(45,473)	(45,751)
SHOP segment net operating income	$11,550	$10,243	$9,437	$8,521	$8,886
Net operating income (NOI)	$32,181	$31,153	$28,587	$32,843	$32,533
Impairment charges	(6,641)	(15,212)	(11,899)	(13,383)	(8,829)
Operating fees to related parties	—	—	—	(22)	(6,391)
Termination fees to related parties	—	—	—	—	(8,409)
Acquisition and transaction related	(91)	(497)	(51)	(2,263)	(5,187)
General and administrative	(5,671)	(5,075)	(4,896)	(5,502)	(5,502)
Depreciation and amortization	(18,029)	(18,539)	(23,706)	(20,681)	(20,720)
Gain on sale of real estate investments	626	2,652	24,989	7,953	1,579
Interest expense	(15,060)	(15,836)	(14,529)	(17,305)	(18,007)
Interest and other income (expense)	294	231	(15)	(26)	548
Gain (loss) on non-designated derivatives	(77)	32	(1)	1,095	(2,384)
Gain on extinguishment of debt	—	257	—	392	—
Income tax (expense) benefit	(66)	—	6	(127)	—
Net loss (income) attributable to non-controlling interests	(21)	31	(54)	38	77
Preferred stock dividends	(3,326)	(3,386)	(3,450)	(3,449)	(3,450)
Net loss attributable to common stockholders (in accordance with GAAP)	$(15,881)	$(24,189)	$(5,019)	$(20,437)	$(44,142)
(1) See the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2025, Part I - Note 2 "Summary of Significant Accounting
Policies" for additional details on reclassifications.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Net loss attributable to common stockholders (in accordance with GAAP)	$(15,881)	$(24,189)	$(5,019)	$(20,437)	$(44,142)
Depreciation and amortization on real estate assets	16,647	17,127	22,281	19,287	19,293
Impairment charges	6,641	15,212	11,899	13,383	8,829
Gain on sale of real estate	(626)	(2,652)	(24,989)	(7,953)	(1,579)
Adjustments for non-controlling interests	(73)	(146)	(56)	(181)	(64)
FFO (as defined by NAREIT) attributable to common stockholders	6,708	5,352	4,116	4,099	(17,663)
Amortization (accretion) of market lease and other intangibles, net	(174)	(135)	2,331	(606)	(134)
Straight-line rent adjustments	(753)	(635)	(1,023)	(434)	(458)
Acquisition and transaction related(1)	91	497	51	2,263	5,187
Termination fees to related parties(2)	—	—	—	—	8,409
Equity-based compensation	1,333	570	—	—	153
Depreciation and amortization on non-real estate assets	1,382	1,411	1,425	1,394	1,427
Mark-to-market (gains)/losses from derivatives(3)	911	813	931	310	4,224
Non-cash components of interest expense(4)	761	1,481	858	879	880
Adjustments for non-controlling interests	(10)	(13)	(19)	—	(91)
Gain on extinguishment of debt	—	(257)	—	(392)	—
Casualty-related charges(5)	115	7	115	412	2
AFFO	$10,364	$9,091	$8,785	$7,925	$1,936
Percentage increase Q3 2025 vs Q2 2025	14.0%
Percentage increase Q3 2025 vs Q3 2024	435.3%
Recurring Capital Expenditures	$4,452	$10,571	$6,658	$10,570	$5,917

FFO and AFFO Weighted-average shares outstanding — Diluted	28,549,088	28,533,395	28,530,465	28,530,264	28,525,620
FFO per common share — Diluted	$0.23	$0.19	$0.14	$0.14	$(0.62)
AFFO per common share — Diluted	$0.36	$0.32	$0.31	$0.28	$0.07
(1) Includes certain advisory, legal, accounting, information technology, tax and other professional expenses and other non-recurring employee transition expenses that were directly related to the Company's internalization and the reverse stock split.
(2) Represents the closing payments paid in connection with the Company's internalization.
(3) Presented as total gains or losses from the Company's non-designated derivatives net of cash received.
(4) Non-cash components of interest expense include (i) deferred financing cost amortization, (ii) mortgage discount and premium amortization and
(iii) amortized gains or losses from terminated hedging instruments.
(5) Includes labor, supplies and evacuation expenses from natural disasters not covered by insurance.
(6) See the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2025, Part I - Note 2 "Summary of Significant Accounting
Policies" for additional details on reclassifications.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended
Amounts in thousands	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Net loss (in accordance with GAAP)	$(12,534)	$(20,834)	$(1,515)	$(17,025)	$(40,771)
Interest expense	15,060	15,836	14,529	17,305	18,007
Income tax expense	66	—	(6)	127	—
Depreciation and amortization	18,029	18,539	23,706	20,681	20,720
EBITDA	20,621	13,541	36,714	21,088	(2,044)
Acquisition and transaction related	91	497	51	2,263	5,187
Termination fees to related parties	—	—	—	—	8,409
Equity-based compensation	1,333	570	—	—	153
Impairment charges	6,641	15,212	11,899	13,383	8,829
(Gain)/loss on sale of real estate investments	(626)	(2,652)	(24,989)	(7,953)	(1,579)
(Gain)/loss on non-designated derivatives	77	(32)	1	(1,095)	2,384
Gain on extinguishment of debt	—	(257)	—	(392)	—
Amortization (accretion) of market lease and other intangibles, net	(174)	(135)	2,331	(606)	(135)
Casualty-related charges	115	7	115	412	2
Adjusted EBITDA	28,078	26,751	26,122	27,100	21,206
Operating fees to related parties	—	—	—	22	6,391
General and administrative	4,338	4,505	4,896	5,502	5,349
Interest and other income	(294)	(231)	15	25	(546)
Amortization (accretion) of market lease and other intangibles, net	174	135	(2,331)	606	135
Casualty-related charges	(115)	(7)	(115)	(412)	(2)
NOI	32,181	31,153	28,587	32,843	32,533
Adjustments for straight-line rent	(753)	(634)	(1,021)	(435)	(458)
Accretion of market lease and other intangibles, net	(174)	(135)	2,331	(605)	(133)
Cash NOI	$31,254	$30,384	$29,897	$31,803	$31,942
Dispositions	299	502	(758)	(3,241)	(3,496)
Redevelopment	85	99	160	(196)	(196)
Non-Core Properties	297	158	229	252	220
Same-store Cash NOI	$31,935	$31,143	$29,528	$28,618	$28,470
Percentage increase Q3 2025 vs Q2 2025	2.5%
Percentage increase Q3 2025 vs Q3 2024	12.2%
(1) See the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2025, Part I - Note 2 "Summary of Significant Accounting
Policies" for additional details on reclassifications.
NATIONAL HEALTHCARE PROPERTIES, INC.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
(In thousands, except share,  per share, and property data)
(Unaudited)

	Three Months Ended
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
OMF segment - revenue from tenants	$29,022	$29,252	$30,635	$33,744	$34,303
OMF segment - property operating and maintenance	(8,391)	(8,342)	(11,485)	(9,422)	(10,656)
OMF segment NOI	$20,631	$20,910	$19,150	$24,322	$23,647
Straight line rent adjustments	(754)	(634)	(1,021)	(437)	(460)
Accretion of market lease and other intangibles, net	(164)	(167)	2,335	(541)	(131)
OMF segment cash NOI	$19,713	$20,109	$20,464	$23,344	$23,056
Dispositions	36	(51)	(1,456)	(3,798)	(3,852)
Redevelopment	85	99	160	(196)	(196)
Non-Core properties	94	103	76	50	26
OMF segment same store cash NOI	$19,928	$20,260	$19,244	$19,400	$19,034
Percentage increase Q3 2025 vs Q2 2025	(1.6)%
Percentage increase Q3 2025 vs Q3 2024	4.7%

	Three Months Ended
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
SHOP segment - revenue from tenants	$57,004	$56,081	$55,808	$53,994	$54,637
SHOP segment - property operating and maintenance	(45,454)	(45,836)	(46,371)	(45,472)	(45,751)
SHOP segment NOI	$11,550	$10,245	$9,437	$8,522	$8,886
Non-cash adjustments	(9)	30	(4)	(63)	—
SHOP segment cash NOI	$11,541	$10,275	$9,433	$8,459	$8,886
Dispositions	263	553	698	557	356
Non-Core properties	203	55	153	202	194
SHOP segment same store Cash NOI	$12,007	$10,883	$10,284	$9,218	$9,436
Percentage increase Q3 2025 vs Q2 2025	10.3%
Percentage increase Q3 2025 vs Q3 2024	27.2%

For the three months ended September 30, 2025
	OMF	SHOP
Total properties as of June 30, 2025	133	42
Dispositions	—	(1)
Total properties as of September 30, 2025	133	41
Non-Core properties	(3)	(3)
Redevelopments	(1)	—
Same store properties as of September 30, 2025	129	38
(1) See the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2025, Part I - Note 2 "Summary of Significant Accounting
Policies" for additional details on reclassifications.